Exhibit 10.4

12-31-97(1)

KIMBALL HILL HOMES

NONSTATUTORY STOCK OPTION PLAN

This Kimball Hill Homes Nonstatutory Stock Option Plan (“Plan”) of Kimball Hill, Inc., an Illinois corporation, adopted effective as of December 31, 1997.

R E C I T A L S

A.                                   Kimball Hill, Inc. (“Company”) adopted, effective as of October 31, 1995, the Kimball Hill Homes Incentive Stock Option Plan (“Incentive Plan”) under which options could be granted to certain designated managerial employees of the Company to purchase shares of the Company stock. The Incentive Plan provides for options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (“Code”) as amended.

B.                                     The Incentive Plan was amended by the Company effective as of October 31, 1996 and also as of December 31, 1997. Under the Incentive Plan as amended through the effective date of this Plan, options to acquire an aggregate 350,000 shares of stock of the Company have been granted to such key employees of the Company through individual Kimball Hill Homes Stock Option Agreements entered into between the Company and the designated optionees.

C.                                     The Company desires to also offer options to acquire stock of the Company to designated members of the Board of Directors of the Company who are not also employees of the Company, but such nonemployees of the Company are not eligible for incentive stock options under Section 422 of the Code or under any other provisions of the Code.

D.                                    Accordingly, the Company desires through the provisions of this Plan, to make available to designated nonemployee members of the Board of Directors and perhaps to certain employees nonstatutory stock options under terms and conditions generally parallel with the incentive stock options offered under the Incentive Plan subject to differences required by the Code.

E.                                      The Company desires to provide for the terms of the conditions of the nonstatutory stock options in this Plan.

1.                                       Purpose of the Plan.

Under this Plan adopted by the Company, options may be granted to eligible participants to purchase shares of the Company stock. The Plan is designed to enable the Company and its subsidiaries to afford certain designated participants who may be employees or nonemployees, who are expected to share in the responsibility for the continued growth of the Company and its subsidiaries, an opportunity to acquire a proprietary interest in the Company and thereby enable the Company and its subsidiaries to attract, retain and motivate such participants. The Plan provides for options (“Options”) which are not intended to qualify as statutory stock options under Section 422 of the Code or under any other Code provisions. Accordingly, the Options under this Plan shall be considered nonstatutory.

2.                                       Stock Subject to Plan.

(a)                                  The maximum number of shares of stock subject to this Plan and for which Options granted under this Plan may be exercised shall initially be 15,000 shares of the Company’s common stock subject to adjustments as elsewhere provided for in this Plan. As of the effective date of this Plan, the Company has no other class of stock other than such common stock. Shares of stock subject to the unexercised portions of any Options granted under this Plan which expire or terminate or are cancelled may again be subject to Options under the Plan.

(b)                                 The Company expects to modify this Plan to offer additional Options in subsequent years, but no commitment to do so has been made or is intended.

3.                                       Eligible Participants.

(a)                                  The participants (“Optionee” or “Optionees”) eligible to be considered for the grant of Options under this Plan are persons who are (i) nonemployee members of the Board of Directors of the Company or of any of its subsidiaries or (ii) regularly employed by the Company or by any of its subsidiaries in a managerial capacity on a full-time, salaried basis but who for any reason have not been designated under the Incentive Plan to receive statutory stock options or, if they have been so designated, are not then eligible for additional statutory stock options.

(b)                                 The initial Optionees designated by the Company under this Plan, and the number of shares of stock of the Company to be made available to them through the Options to be granted to them under this Plan, are as follows:

Optionee	Number of Shares Available by Option

Larry H. Dale	5,000
Brian Loftus	5,000
John P. Toren	5,000

TOTAL:	15,000

(c)                                  If all of the Optionees exercise all of their nonstatutory Options to acquire all such stock available to them for purchase under this Plan, and if all of the optionees under the Incentive Plan exercise all of their statutory options granted through the effective date of this Plan, and if no other stock of the Company was sold or reacquired, the stock of the Company would then be held as follows:

Shareholder/Optionee	Number of Shares If All Options are Exercised	% of Issued and Outstanding Shares If All Options Are Exercised
David K. Hill	2,703,955	73.78
Diane G. Hill	236,836	6.46
Diane G. Hill as Trustee for David K. Hill, III	59,209	1.61
Bruce I. McPhee	328,000	8.95
Gregory A. Yakim	160,000	4.37
Hal H. Barber	44,000	1.20
Eugene K. Rowehl	40,500	1.10
Kirk T. Breitenwischer	37,500	1.02
Thomas F. Tylutki	30,000.82
Lance Wright	10,000.27
Larry H. Dale	5,000.14
Brian Loftus	5,000.14
John P. Toren	5,000.14
TOTALS:	3,665,000	100%

4.                                       Minimum Exercise Price.

The exercise price for each Option granted under this Plan shall be not less than 100% of the Fair Market Value, as defined in paragraph 14 of this Plan, of the stock being optioned. Fair Market Value shall be determined at the time of the grant of the Option.

5.                                       Non-transferability.

Any option granted under this Plan shall by its terms be non-transferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee’s lifetime only by the Optionee or by the Optionee’s guardian or legal representative.

6.                                       Adjustment of Shares by Reason of Certain Transactions.

(a)                                  In the event of any change in the outstanding shares of the Company through additional options, sales of stock, merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other like change in capital structure of the Company, an equitable adjustment may be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect to the shares subject to such Option had such Option been exercised in full immediately prior to such change. Such adjustment shall be made successively each time any such change shall occur.

(b)                                 In addition or instead, in the event of any such change, the Committee, as established and otherwise provided for pursuant to the provisions of paragraph 10(a) below, may make any further adjustment as may be appropriate to the maximum number of shares subject to the Plan and the number of shares and price per share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Option. The determination of the Committee as to any such actions and matters shall be conclusive.

7.                                       Maximum Option Term.

The initial Options to be granted under this Plan must be exercised within four (4) years of the grant of each such Option.

8.                                       Plan Duration.

Options may be granted under this Plan for such period as may be designated by the Company.

9.                                       Payment.

Payment for stock purchased upon any exercise of an Option granted under this Plan will be made in full in cash or check with currently available funds concurrently with such exercise, provided, however, that the contract between the Company and any Optionee (“Nonstatutory Stock Option Agreement”) which grants a specific Option to a specific Optionee may, at the discretion of the Company, provide for payment terms.

10.                                 Administration.

(a)                                  The Plan shall be administered by a committee (“Committee”) of not less than two (2) individuals selected by the Board of Directors (“Board”). Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolutions adopted by the Board. The initial Committee under this Plan shall consist of David K. Hill and James A. Moehling.

(b)                                 Subject to the express provisions of this Plan, the Committee shall have the authority in its discretion to carry out and do the following:

(i)                                     To determine the participants to whom Options shall be granted, the time when such Option shall be granted, the number of shares which shall be subject to each Option, the purchase price of each share will be subject to each Option, the period during which such Option shall be exercised, and the other terms and provisions of the respective Options, which need not be identical;

(ii)                                  To prepare and modify individual Nonstatutory Stock Option Agreements for each Optionee;

(iii)                               To construe the Plan and each Nonstatutory Stock Option Agreement on behalf of the Company;

(iv)                              To prescribe, amend and rescind rules and regulations relating to the Plan; and

(v)                                 To otherwise administer and make all other determinations necessary or advisable on behalf of the Company under or in connection with the Plan and the Nonstatutory Stock Option Agreements with each Optionee.

(c)                                  The interpretation and construction by the Committee of any term or provision of the Plan or of any Nonstatutory Stock Option Agreement shall be conclusive.

11.                                 Nonstatutory Stock Option Agreements.

(a)                                  The Nonstatutory Stock Option Agreements to be entered into by the Company and each individual Optionee under this Plan shall contain such other terms and provisions which are not inconsistent with this Plan as the Committee may authorize, including, without limitation, provisions for possible forfeiture of Option rights and restrictions on transfers of stock of the Company acquired by Optionees upon exercise of their Option rights under this Plan.

(b)                                 Any Nonstatutory Stock Option Agreement entered into with an Optionee shall at all times be considered to adopt by reference all of the provisions of this Plan as it may be amended or terminated.

(c)                                  All Nonstatutory Stock Option Agreements are intended to be consistent with all of the provisions of this Plan, but to the extent of any conflict between the provisions of this Plan and the provisions of the Nonstatutory Stock Option Agreement, the provisions of this Plan shall be deemed to be controlling.

12.                                 Corporate Reorganizations.

Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding stock of the Company then subject to Options under this Plan are changed into or exchanged for property, including cash, rights or securities not issued by the Company, or any combination thereof, or upon a sale of substantially all of the assets of the Company to, or the acquisition of stock representing more than 80% of the voting power of the stock of the Company then outstanding by, another corporation or person, this Plan shall terminate. Upon such termination of this Plan, all Options granted under this Plan prior to such occurrence shall terminate unless provision is made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options granted prior to such occurrence, or the substitution for such Options of Options covering the stock of a successor employer corporation, or a parent or subsidiary of the successor, with appropriate adjustments in accordance with paragraph 6 of this Plan as to the number and kind of shares optioned and their exercise prices, in which event the Plan and Options granted prior to such event shall continue in the manner and under the terms so provided. The instrument evidencing any Option may also provide for the acceleration of otherwise unexercisable portions of the Option.

13.                                 Limitation of Rights of Optionees.

(a)                                  Optionees shall have no interest in the Option shares or in any dividend paid on such shares, and shall have right to vote any such shares or have any other rights or privileges of a stockholder of the Company with respect to such shares, until the Option has been properly exercised and the certificates for such shares have been issued and delivered to the Optionee consistent with the requirements of this Plan and the applicable Nonstatutory Stock Option Agreements.

(b)                                 No shares of stock issuable under the Plan shall be issued and no certificate for such shares shall be delivered if such security causes the Company to be in violation of or to incur any liability under any federal, state or other securities law, or any other requirement of law or of any regulatory body having jurisdiction over the Company, or if doing same would constitute a breach by the Company of any loan agreement or similar contract or commitment of the Company.

(c)                                  The receipt of an Option, the exercise of it, the receipt of stock by reason of such exercise, and the fact of a Nonstatutory Stock Option Agreement with the Company, and none of the foregoing alone, shall give any Optionee any right to continued election to the Board of Directors of or employment by the Company or any subsidiary of the Company for any period or for any level of compensation or directors fee or other benefit or the right to receive any further Options. Likewise, neither the receipt of an Option nor the exercise of it and the receipt of any stock shall give the Company or any subsidiary any right to the continued services of the Optionee for any period or at any particular compensation or other benefit level.

(d)                                 Nothing contained in this Plan shall constitute the granting of an Option or grant any director or employee of the Company or any subsidiary of the Company any rights whatsoever to any Option or any stock of the Company. An Option can be granted only when expressly authorized by the Committee and upon execution and delivery of a Nonstatutory Stock Option Agreement executed by the Company and by the Optionee.

14.                                 Option Price.

(a)                                  There shall be no cost or consideration paid by any Optionee for the grant of an Option itself.

(b)                                 The purchase price for each share purchasable under any Option granted under the Plan shall be such amount as the Committee shall, in its best judgment and in good faith, determine to be not less than 100% of the fair market value (“Fair Market Value”) per share on the date the Option is granted.

(c)                                  Since no public market exists for the shares of stock of the Company as of the date of adoption of this Plan, the Committee shall in its sole discretion, best judgment, and in good faith determine the Fair Market Value of each share of stock of the Company. The Committee need not obtain any appraisal of any kind to make such determination under this Plan at any time. The determination by the Committee of the Fair Market Value of a share at any time shall be conclusive and binding on all parties.

(d)                                 As of the date of adoption of this Plan, the exercise price has been set at $6.00 per share. The Company and the Committee have determined that such $6.00 exercise price is equal to or greater than the Fair Market Value of stock of the Company as of the date of adoption of this Plan.

(e)                                  The cash proceeds of the sale of shares received by the Company upon the exercise of the Options are to be added to the general funds of the Company and may be used for its general corporate purposes as the Company shall determine.

15.                                 Listing of Shares and Related Matters.

If at any time the Company shall determine in its discretion that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, no shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained or otherwise provided for, free of any conditions not acceptable to the Company.

16.                                 Amendment of the Plan.

The Committee may from time to time at its discretion amend this Plan. However, notwithstanding anything to the contrary in this Plan, no amendment shall be made without the approval of shareholders then holding a majority of the voting stock of the Company if such amendment would (a) increase the total number of shares reserved for Option under the Plan other than an increase resulting from an adjustment provided for in this Plan, (b) reduce the exercise price for any Option granted hereunder below the price required in this Plan, (c) modify the provisions of this Plan relating to eligibility, or (d) materially increase the benefits accruing to Optionees under the Plan. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Nonstatutory Stock Option Agreement without the consent of the holder of the Option.

17.                                 Termination or Suspension of Plan.

The Committee may at any time and for any or no reason suspend or terminate the Plan. An Option may not be granted while the Plan is suspended or after it is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the Optionee. The power of the Committee under this Plan to construe and administer the Plan and the Nonstatutory Stock Option Agreements granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

18.                                 Miscellaneous.

(a)                                  This Plan and all of the Nonstatutory Stock Option Agreements shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois. Jurisdiction and venue for any disputes under this Plan or the

Nonstatutory Stock Option Agreements shall be in the Circuit Court of Cook County, in Chicago, Illinois.

(b)                                 This Plan and the Nonstatutory Stock Option Agreements constitute the entire Nonstatutory Stock Option Plan and individual Options granted.

(c)                                  The invalidity or illegality of any provision of this Plan shall not be deemed to effect the validity of any other provision of this Plan.

(d)                                 The Recitals at the beginning of this Plan are an integral part of this Plan.

IN WITNESS WHEREOF, the Company has established this Plan effective commencing as of the date first indicated in this Plan.

Kimball Hill, Inc.

By:	/s/ David K. Hill
David K. Hill, Chairman & CEO

12-31-98(1)

FIRST AMENDMENT TO

KIMBALL HILL HOMES NONSTATUTORY STOCK OPTION PLAN

This First Amendment to Kimball Hill Homes Nonstatutory Stock Option Plan (“Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of December 31, 1998.

R E C I T A L S

A.                                   The Company adopted, effective as of December 31, 1997, the Kimball Hill Homes Nonstatutory Stock Option (“Plan”) under which it offered to designated members of the Board of Directors of the Company who are not also employees of the Company the right to subscribe to an aggregate of 15,000 shares of the Company’s common stock which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code (“Code”) as amended.

B.                                     The Company previously adopted the Kimball Hill Homes Incentive Stock Option Plan (“Incentive Plan”) under which options were granted to certain designated managerial employees of the Company which were intended to qualify as incentive stock options under Section 422 of the Code.

C.                                     The Company and each of the three designated members of the Board of Directors of the Company eligible to obtain options under the Plan, i.e., Larry H. Dale, Brian Loftus and John P. Toren (collectively the “Optionees”) each entered into a Kimball Hill Homes Nonstatutory Stock Option Agreement with the Company under which the Optionees confirmed the terms under which each has options to acquire designated portions of stock of the Company under options priced at $6.00 per share and expiring on December 31, 2001. All such options are still outstanding; none have been exercised or forfeited.

D.                                    The Company desires to make available to the Optionees additional nonstatutory stock option rights for designated shares of stock of the Company at a price of $7.75 per share and for an eight (8) year term commencing as of the effective date of this Amendment.

E.                                      The Company desires to provide in this Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby amends the Plan, effective as of the date indicated above, as follows:

1.                                       Additional Stock Subject to Plan.

(a)                                  An additional 15,000 shares of the Company’s common stock are subject to the Plan and may be granted as nonstatutory stock options (“Options”).

(b)                                 The 15,000 shares are in addition to the aggregate 15,000 shares of the Company’s common stock originally granted by individual Nonstatutory Stock Option Agreements with the Optionees.

2.                                       Eligible Participants.

(a)                                  The participants eligible for the grant of Options for the additional stock as contemplated in this Amendment are the same Optionees who are eligible for the initial Options provided for in the Plan. All of the Optionees are nonemployee members of the Board of Directors of the Company.

(b)                                 The Optionees are granted Options to acquire additional stock of the Company pursuant to the terms of this Amendment as follows:

Optionee	Number of Additional Shares Available by Option

Larry H. Dale	5,000

Brian Loftus	5,000

John P. Toren	5,000

TOTAL:	15,000

(c)                                  If all of the Optionees exercise all of their Options to acquire all such stock of the Company available to them for purchase under the Plan, including the aggregate initial 15,000 shares and the additional 15,000 shares to be offered pursuant to the terms of this Amendment, and if no other stock of the Company was sold or reacquired other than by exercise of options granted under the Incentive Plan, the stock of the Company would then be held as shown on Exhibit A attached to and made a part of this Amendment.

3.                                       Exercise Price.

The Company has determined that the Fair Market Value as of the effective date of this Amendment of the stock subject to the Options to be offered pursuant to the terms of this Amendment is $7.75 per share. Accordingly, the Option exercise price for each share of stock to be offered to each of the Optionees shall be $7.75.

4.                                       Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Amendment must be exercised within eight (8) years of the grant of each such Option. Accordingly, the Options shall expire on December 31, 2006.

5.                                       No Other Modifications.

(a)                                  Except to the extent expressly provided for in this Amendment, the Plan shall remain in full force and effect.

(b)                                 All of the provisions in the Plan, except to the extent expressly modified above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Amendment.

6.                                       Miscellaneous.

(a)                                  The Recitals at the beginning of this Amendment are an integral part of this Amendment.

(b)                                 Except to the extent expressly defined in this Amendment, all defined terms used in this Amendment shall have the same meaning as provided for in the Plan.

IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Nonstatutory
Stock Option Plan Committee:

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling

11-12-99

SECOND AMENDMENT TO

KIMBALL HILL HOMES NONSTATUTORY STOCK OPTION PLAN

This SECOND Amendment to Kimball Hill Homes Nonstatutory Stock Option Plan (“Second Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of October 31, 1999.

R E C I T A L S

A.                                   The Company adopted, effective as of December 31, 1997, the Kimball Hill Homes Nonstatutory Stock Option (“Plan”) under which it offered to designated members of the Board of Directors of the Company who are not also employees of the Company the right to subscribe to an aggregate of 15,000 shares of the Company’s common stock which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code (“Code”) as amended.

B.                                     The Company previously adopted the Kimball Hill Homes Incentive Stock Option Plan (“Incentive Plan”) under which options were granted to certain designated managerial employees of the Company which were intended to qualify as incentive stock options under Section 422 of the Code.

C.                                     The Company and each of the three original designated members of the Board of Directors of the Company eligible to obtain options under the Plan, i.e., Larry H. Dale, Brian Loftus and John P. Toren, each entered into a Kimball Hill Homes Nonstatutory Stock Option Agreement with the Company under which the Optionees confirmed the terms under which each has options to acquire designated portions of stock of the Company under options priced at $6.00 per share and expiring on December 31, 2001. All such options are still outstanding; none have been exercised or forfeited.

D.                                    The Company modified the Plan in a First Amendment effective as of December 31, 1998 which made additional options available to such original optionees.

E.                                      The Company desires to make available to the three original optionees and also now to Kent Colton, who joined the Board of Directors of the Company in 1999, additional nonstatutory stock option rights for designated shares of stock of the Company at a price of $10.00 per share and for an eight (8) year term commencing as of the effective date of this Second Amendment.

F.                                      The Company desires to provide in this Second Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby amends the Plan, effective as of the date indicated above, as follows:

1.                                       Additional Stock Subject to Plan.

(a)                                  An additional 20,000 shares of the Company’s common stock are subject to the Plan and may be granted as nonstatutory stock options (“Options”).

(b)                                 The 20,000 shares are in addition to the aggregate 30,000 shares of the Company’s common stock previously granted by individual Nonstatutory Stock Option Agreements.

2.                                       Eligible Participants.

(a)                                  The participants eligible for the grant of Options for the additional stock as contemplated in this Second Amendment are Larry H. Dale, Brian Loftus, John P. Toren and Kent Colton (collectively the “Optionees”). All of the Optionees are nonemployee members of the Board of Directors of the Company.

(b)                                 The Optionees are granted Options to acquire additional stock of the Company pursuant to the terms of this Second Amendment as follows:

Optionee	Number of Additional Shares Available by Option

Larry H. Dale	5,000

Brian Loftus	5,000

John P. Toren	5,000

Kent Colton	5,000	(no previous option rights)

TOTAL:	20,000

(c)                                  If all of the Optionees exercise all of their Options to acquire all such stock of the Company available to them for purchase under the Plan, and if no other stock of the Company was sold or reacquired other than by exercise of options granted under the Incentive Plan, the stock of the Company would then be held as shown on Exhibit A attached to and made a part of this Second Amendment.

3.                                       Exercise Price.

The Company has determined that the Fair Market Value as of the effective date of this Second Amendment of the stock subject to the Options to be offered pursuant to the terms of this Second Amendment is $10.00 per share. Accordingly, the Option exercise price for each share of stock to be offered to each of the Optionees shall be $10.00.

4.                                       Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Second Amendment must be exercised within eight (8) years of the grant of each such Option. Accordingly, the Options shall expire on October 31, 2007.

5.                                       No Other Modifications.

(a)                                  Except to the extent expressly provided for in the First Amendment and this Second Amendment, the Plan shall remain in full force and effect.

(b)                                 All of the provisions in the Plan, except to the extent expressly modified above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Second Amendment.

6.                                       Miscellaneous.

(a)                                  The Recitals at the beginning of this Second Amendment are an integral part of this Second Amendment.

(b)                                 Except to the extent expressly defined in this Second Amendment, all defined terms used in this Second Amendment shall have the same meaning as provided for in the Plan.

IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Second Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Nonstatutory
Stock Option Plan Committee:

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling

EXHIBIT A

KIMBALL HILL HOMES

1-27-99

STOCK OPTIONS AS OF JANUARY 1, 1999

Shareholder	Number of Shares Owned As of 12-31-97		Shares Available from 10-31-95 Statutory Stock Options	Shares Available from 10-31-96 Statutory Stock Options	Shares Available from 12-31-97 Statutory Stock Options	Shares Available from 12-31-97 Nonstatutory Stock Options	Shares Available from 12-31-98 Statutory Stock Options	Shares Available from 12-31-98 Nonstatutory Stock Options	Number of Shares If All Options Are Exercised% of Issued and Outstanding	Shares If All Options Are Exercised
David K. Hill	2,703,955		-0-	-0-	-0-	-0-	40,000	-0-	2,743,955	71.19
Diane G. Hill	236,836		-0-	-0-	-0-	-0-	10,000	-0-	246,836	6.40
Diane G. Hill as Trustee for David K. Hill, III	59,209		-0-	-0-	-0-	-0-	-0-	-0-	59,209	1.54
Bruce I. McPhee	300,000	*	10,000	8,000	10,000	-0-	10,000	-0-	338,000	8.77
Gregory A. Yakim	-0-		20,000	80,000	60,000	-0-	40,000	-0-	200,000	5.19
Hal H. Barber	-0-		10,000	16,000	18,000	-0-	18,000	-0-	62,000	1.61
Eugene K. Rowehl	-0-		7,500	15,000	18,000	-0-	18,000	-0-	58,500	1.52
Kirk T. Breitenwischer	-0-		7,500	12,000	18,000	-0-	18,000	-0-	55,500	1.44
Thomas F. Tylutki	-0-		10,000	10,000	10,000	-0-	10,000	-0-	40,000	1.04
Lance Wright	-0-		-0-	-0-	10,000	-0-	10,000	-0-	20,000.52
Larry H. Dale	-0-		-0-	-0-	-0-	5,000	-0-	5,000	10,000.26
Brian Loftus	-0-		-0-	-0-	-0-	5,000	-0-	5,000	10,000.26
John P. Toren	-0-		-0-	-0-	-0-	5,000	-0-	5,000	10,000.26
TOTALS:	3,300,000		65,000	141,000	144,000	15,000	174,000	15,000	3,854,000	100%

* Co-owned by Jennifer Miller

THIRD AMENDMENT TO

KIMBALL HILL HOMES NONSTATUTORY STOCK OPTION PLAN

This Third Amendment to Kimball Hill Homes Nonstatutory Stock Option Plan (“Third Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of December 31, 2000.

R E C I T A L S

A.                                   The Company adopted, effective as of December 31, 1997, the Kimball Hill Homes Nonstatutory Stock Option (“Plan”) under which it offered to designated members of the Board of Directors of the Company who are not also employees of the Company the right to subscribe to shares of the Company’s common stock which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code (“Code”) as amended.

B.                                     The Company previously adopted the Kimball Hill Homes Incentive Stock Option Plan (“Incentive Plan”) under which options were granted to certain designated managerial employees of the Company which were intended to qualify as incentive stock options under Section 422 of the Code.

C.                                     The Company and each of the designated members of the Board of Directors of the Company eligible to obtain options under the Plan each entered into a Kimball Hill Homes Nonstatutory Stock Option Agreement with the Company under which the optionees confirmed the terms under which each has options to acquire designated portions of stock of the Company under options priced at $6.00 per share and expiring on December 31, 2001. All such options are still outstanding; none have been exercised or forfeited.

D.                                    The Company modified the Plan in a First Amendment effective as of December 31, 1998 and a Second Amendment effective as of October 31, 1999, each of which made additional options available to its eligible optionees.

E.                                      The Company desires to make available to its designated optionees, all of whom are members of the Board of Directors, but not employees, of the Company,  additional nonstatutory stock option rights for designated shares of stock of the Company at a price of $13.00 per share and for a four (4) year term commencing as of the effective date of this Third Amendment.

F.                                      The Company desires to provide in this Third Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby amends the Plan, effective as of the date indicated above, as follows:

1.                                       Additional Stock Subject to Plan.

(a)                                  An additional 24,000 shares of the Company’s common stock are subject to the Plan and may be granted as nonstatutory stock options (“Options”).

(b)                                 The 24,000 shares are in addition to the options for an aggregate 50,000 shares of the Company’s common stock previously granted by individual Nonstatutory Stock Option Agreements.

2.                                       Eligible Participants.

(a)                                  The participants eligible for the grant of Options for the additional stock as contemplated in this Third Amendment are Larry H. Dale, Brian Loftus, John P. Toren and Kent Colton (collectively the “Optionees”). All of the Optionees are nonemployee members of the Board of Directors of the Company.

(b)                                 The Optionees are granted Options to acquire additional stock of the Company pursuant to the terms of this Third Amendment as follows:

Optionee	Number of Additional Shares Available by Option

Larry H. Dale	6,000

Brian Loftus	6,000

John P. Toren	6,000

Kent Colton	6,000

TOTAL:	24,000

(c)                                  If all of the Optionees exercise all of their Options to acquire all such stock of the Company available to them for purchase under the Plan, and if no other stock of the Company was sold or reacquired other than by exercise of options granted under the Incentive Plan, the stock of the Company would then be held as shown on Exhibit A attached to and made a part of this Third Amendment.

3.                                       Exercise Price.

The Company has determined that the Fair Market Value as of the effective date of this Third Amendment of the stock subject to the Options to be offered pursuant to the terms of this Third Amendment is $13.00 per share. Accordingly, the Option exercise price for each share of stock to be offered to each of the Optionees shall be $13.00.

4.                                       Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Third Amendment must be exercised within four (4) years of the grant of each such Option. Accordingly, the Options shall expire on December 31, 2004.

5.                                       No Other Modifications.

(a)                                  Except to the extent expressly provided for in the First Amendment, the Second Amendment, and this Third Amendment, the Plan shall remain in full force and effect.

(b)                                 All of the provisions in the Plan, except to the extent expressly modified above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Third Amendment.

(c)                                  To the extent of any inconsistency or conflict between the terms of (i) the Plan and/or any prior amendment and (ii) this Third Amendment, the terms of this Third Amendment shall be deemed to prevail as to the options provided for under this Third Amendment.

6.                                       Miscellaneous.

(a)                                  The Recitals at the beginning of this Third Amendment are an integral part of this Third Amendment.

(b)                                 Except to the extent expressly defined in this Third Amendment, all defined terms used in this Third Amendment shall have the same meaning as provided for in the Plan.

IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Third Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Nonstatutory
Stock Option Plan Committee:

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling

FOURTH AMENDMENT TO

KIMBALL HILL HOMES NONSTATUTORY STOCK OPTION PLAN

This Fourth Amendment to Kimball Hill Homes Nonstatutory Stock Option Plan (“Fourth Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of December 31, 2001.

R E C I T A L S

A.                                   The Company adopted, effective as of December 31, 1997, the Kimball Hill Homes Nonstatutory Stock Option (“Plan”) under which it offered to designated members of the Board of Directors of the Company who are not also employees of the Company the right to subscribe to shares of the Company’s common stock which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code (“Code”) as amended.

B.                                     The Company previously adopted the Kimball Hill Homes Incentive Stock Option Plan (“Incentive Plan”) under which options were granted to certain designated managerial employees of the Company which were intended to qualify as incentive stock options under Section 422 of the Code.

C.                                     The Company and each of the designated members of the Board of Directors of the Company eligible to obtain options under the Plan each entered into a Kimball Hill Homes Nonstatutory Stock Option Agreement with the Company under which the optionees confirmed the terms under which each has options to acquire designated portions of stock of the Company under options priced at $6.00 per share and expiring on December 31, 2001.

D.                                    The Company modified the Plan in various amendments to the Plan, the last of which was the Third Amendment to Kimball Hill Homes Nonstatutory Stock Option Plan effective December 31, 2000 (“Third Amendment”), under which the optionees acquired additional nonstatutory options for stock of the Company under options bearing various prices.

E.                                      The Company desires to make available to its designated optionees, all of whom are members of the Board of Directors, but not employees, of the Company,  additional nonstatutory stock option rights for designated shares of stock of the Company at a price of $17.00 per share and for a term commencing as of the effective date of this Fourth Amendment and expiring December 31, 2005.

F.                                      The Company desires to provide in this Fourth Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby amends the Plan, effective as of the date indicated above, as follows:

1.                                       Additional Stock Subject to Plan.

(a)                                  An additional 15,000 shares of the Company’s common stock are subject to the Plan and may be granted as nonstatutory stock options (“Options”).

(b)                                 The 15,000 shares are in addition to the options for an aggregate 59,000 shares of the Company’s common stock previously granted by individual Nonstatutory Stock Option Agreements which have not previously expired.

2.                                       Eligible Participants.

(a)                                  The participants eligible for the grant of Options for the additional stock as contemplated in this Fourth Amendment are Larry H. Dale, John P. Toren and Kent Colton (collectively the “Optionees”). All of the Optionees are nonemployee members of the Board of Directors of the Company.

(b)                                 The Optionees are granted Options to acquire additional stock of the Company pursuant to the terms of this Fourth Amendment as follows:

Optionee	Number of Additional Shares Available by Option

Larry H. Dale	5,000

John P. Toren	5,000

Kent Colton	5,000

TOTAL:	15,000

(c)                                  If all of the Optionees exercise all of their Options to acquire all such stock of the Company available to them for purchase under the Plan, and if no other stock of the Company was sold or reacquired other than by exercise of options granted under the Incentive Plan, the stock of the Company would then be held as shown on Exhibit A attached to and made a part of this Fourth Amendment.

3.                                       Exercise Price.

The Company has determined that the Fair Market Value as of the effective date of this Fourth Amendment of the stock subject to the Options to be offered pursuant to the terms of this Fourth Amendment is $17.00 per share. Accordingly, the Option exercise price for each share of stock to be offered to each of the Optionees shall be $17.00.

4.                                       Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Fourth Amendment must be exercised by December 31, 2005.

5.                                       No Other Modifications.

(a)                                  Except to the extent expressly provided for in the First through Third Amendments, the Plan shall remain in full force and effect.

(b)                                 All of the provisions in the Plan, except to the extent expressly modified above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Fourth Amendment.

(c)                                  To the extent of any inconsistency or conflict between the terms of (i) the Plan and/or any prior amendment and (ii) this Fourth Amendment, the terms of this Fourth Amendment shall be deemed to prevail as to the options provided for under this Fourth Amendment.

6.                                       Compensation Committee Approval.

The members of the Compensation Committee of the Board of Directors have approved and recommended the execution of this Fourth Amendment by the Company.

7.                                       Miscellaneous.

(a)                                  The Recitals at the beginning of this Fourth Amendment are an integral part of this Fourth Amendment.

(b)                                 Except to the extent expressly defined in this Fourth Amendment, all defined terms used in this Fourth Amendment shall have the same meaning as provided for in the Plan.

IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Fourth Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Nonstatutory
Stock Option Committee:

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling

FIFTH AMENDMENT TO

KIMBALL HILL HOMES NONSTATUTORY STOCK OPTION PLAN

This Fifth Amendment to Kimball Hill Homes Nonstatutory Stock Option Plan (“Fifth Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of January 1, 2003.

R E C I T A L S

A.                                   The Company adopted, effective as of December 31, 1997, the Kimball Hill Homes Nonstatutory Stock Option (“Plan”) under which it offered to designated members of the Board of Directors of the Company who are not also employees of the Company the right to subscribe to shares of the Company’s common stock which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code (“Code”) as amended.

B.                                     The Company previously adopted the Kimball Hill Homes Incentive Stock Option Plan (“Incentive Plan”) under which options were granted to certain designated managerial employees of the Company which were intended to qualify as incentive stock options under Section 422 of the Code.

C.                                     The Company and each of the designated members of the Board of Directors of the Company eligible to obtain options under the Plan each entered into a Kimball Hill Homes Nonstatutory Stock Option Agreement with the Company under which the optionees confirmed the terms under which each had options to acquire designated portions of stock of the Company under options priced at $6.00 per share and expiring on December 31, 2001.

D.                                    The Company modified the Plan in various amendments to the Plan, the last of which was the Fourth Amendment effective as of December 31, 2001, each of which made additional options available to its eligible optionees.

E.                                      The Company desires to make available to its designated optionees, all of whom are members of the Board of Directors, but not employees, of the Company,  additional nonstatutory stock option rights for designated shares of stock of the Company at a price of $29.80 per share and for a three (3) year term commencing as of the effective date of this Fifth Amendment.

F.                                      The Company desires to provide in this Fifth Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby amends the Plan, effective as of the date indicated above, as follows:

1.                                       Additional Stock Subject to Plan.

(a)                                  An additional 19,000 shares of the Company’s common stock are subject to the Plan and may be granted as nonstatutory stock options (“Options”).

(b)                                 Inclusive of the 19,000 shares, there are as of the effective date of this Fifth Amendment 92,000 total shares of stock of the Company subject to unexpired Options plus 584,000 total shares subject to incentive stock options granted under the Incentive Plan for an aggregate of 676,000 shares available from all stock options currently outstanding.

(c)                                  As of the effective date of this Fifth Amendment, there are 3,590,467 issued and outstanding shares of common stock of the Company. Accordingly, if all of the optionees under all stock options of the Company exercised all of their stock options, and if no other stock of the company was issued, sold or reacquired, there would be 4,266,467 issued and outstanding shares of common stock of the Company.

2.                                       Eligible Participants.

(a)                                  The participants eligible for the grant of Options for the additional stock as contemplated in this Fifth Amendment are Kent Colton, Larry H. Dale, Roy Humphreys and John P. Toren (collectively the “Optionees”). All of the Optionees are nonemployee members of the Board of Directors of the Company.

(b)                                 The Optionees are granted Options to acquire additional stock of the Company pursuant to the terms of this Fifth Amendment as follows:

Optionee	Number of Additional Shares Available by Option

Kent Colton	5,000

Larry H. Dale	2,000

Roy Humphreys	10,000

John P. Toren	2,000

TOTAL:	19,000

3.                                       Exercise Price.

The Company has determined that the Fair Market Value as of the effective date of this Fifth Amendment of the stock subject to the Options to be offered pursuant to the terms of this Fifth Amendment is $29.80 per share. Accordingly, the Option exercise price for each share of stock to be offered to each of the Optionees shall be $29.80.

4.                                       Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Fifth Amendment must be exercised within three (3) years of the grant of each such Option. Accordingly, the Options shall expire on December 31, 2005.

5.                                       No Other Modifications.

(a)                                  Except to the extent expressly provided for in the First through the Fourth Amendments, the Plan shall remain in full force and effect.

(b)                                 All of the provisions in the Plan, except to the extent expressly modified above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Fifth Amendment.

(c)                                  To the extent of any inconsistency or conflict between the terms of (i) the Plan and/or any prior amendment and (ii) this Fifth Amendment, the terms of this Fifth Amendment shall be deemed to prevail as to the options provided for under this Fifth Amendment.

6.                                       Compensation Committee Approval.

The members of the Compensation Committee of the Board of Directors have approved and recommended the execution of this Fifth Amendment by the Company.

7.                                       Miscellaneous.

(a)                                  The Recitals at the beginning of this Fifth Amendment are an integral part of this Fifth Amendment.

(b)                                 Except to the extent expressly defined in this Fifth Amendment, all defined terms used in this Fifth Amendment shall have the same meaning as provided for in the Plan.

IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Fifth Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Stock Plan
Committee

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling